Filed under Rule 425

under the Securities Act of 1933, as amended

and deemed filed under Rule 14a-12

of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 001-39929

The following are excerpts from a transcript of a recorded webinar made available by Broadridge.

Broadridge Webinar

Leadership Lessons for 2021: Meeting New Client Demands Through Technology

Lisa Grossman (00:06):

Good morning and good afternoon. Welcome to today’s webinar lessons for 2021 meeting client demands through technology. I’m Lisa Grossman, vice president of marketing for Broadridge as wealth management business segment.

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April Rudin (05:27):

* * * * So Bill, I’ll start with you. What’s a day in the life of Bill Capuzzi like?

Bill Capuzzi (09:14):

First of all, thanks for having me, everyone. It’s a pleasure to be part of this. Day in the life… and my bet is the audience out there will relate. It’s usually a very early morning. I work out every morning. I play with the dogs that are right there next to me as I work out, the kids get up I have four kids help them get ready for either virtual school or in school or back to virtual school. It’s been a sort of interesting year. And then it’s on to, you know, I don’t know 12 hours of straight zooms. Right. and I think it’s been fun for me because it’s a really varied day. There’s lots of talking to new potential partners with Apex, existing customers. Obviously motivating the team. So it’s never a dull moment in the life of Bill Capuzzi.

As far as the, the song I thought a lot about this. I know it was a really good question and I think the best one for me is REM “it’s the end of the world.” And “I feel fine.” And, and I say that because as it relates to wealth management and we’ll get into it I love the fact that we’re forced to change. Right. I think that we’ve sort of had quite a bit of inertia in our industry and I think the last year has really pushed people to have to evolve, to become more digital. So I’m you know, actually, you know, given what Apex does as a custodian certainly plays to our advantage.

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April Rudin

* * * * And Bill, how about from your point of view, what are your plans for technology development? Building in 2021?

Bill Capuzzi (22:28):

Yeah. Look, I think it’s been interesting from my perspective, so we’re, we’re sort of plumbers, right. We focus on the sort of backend. And I think there’s been so much focus in the wealth management space on front office tools. And the challenge with that is great. You’ve got something that looks good and can connect with somebody on a device. But there hasn’t been enough focus on the back, right? So I say this all the time, you can’t fake real time. You either is, or it isn’t, I think, you know, 20, 21 or 2020, just accelerated this concept because this was happening, especially for typically apex customers, but people want real time. They have it in all other aspects of their life, but in the financial services industry, for whatever reason we have the bar is lower. Right. And it shouldn’t be like, why does it take more than five seconds to open an account?

It shouldn’t. Why does it take days to transfer money from someone’s bank account to, to, to a wealth management account? I just shouldn’t happen that way. Y the last part, and I think this is, you know, getting lots of press, which I love, why is it take two days to settle a trait? And this is crazy to me. And so the focus for apex is going to continue to be what we’ve been doing, which is, you know, everything should be real time. There should be no friction in the system and obviously needs to be secure and safe, but the expectation is you should, you should provide a dynamic efficient pleasant experience for the end customer, right. And that’s either through an advisor or directly to the end customer, the focus should be on everything that our auto industry offers should be real time or near real.

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April Rudin 31:50):

* * * * Bill, you want to weigh in on a client experience?

Bill Capuzzi (31:56):

Yeah, I think it’s, it’s been interesting for us to watch. So obviously we, we power a lot of the disruptors in wealth management and I always found it funny, you know, pre 20, 20, there was all kinds of talk about you just wait, wait until there’s a correction and everyone’s going to run away from, you know, the FinTech and run back to their, you know, the, you know, into the arms of the human. And obviously that didn’t happen. And I didn’t think it happened partly because those same firms did a masterful job of connecting with their constituents before all this happened, right. Whether it was Twitter or Instagram or Snapchat email, right. They created connections through their customers deeper connections in the way that those customers like to communicate. And so when there’s turmoil in the market, what we found was that our customers, right folks like so Phi and stash connected with their customers, the way that they wanted to be communicated with, right. Versus having an advisor that had to make phone calls to get to somebody in a long list of people to make phone calls to we found that, that, you know, that’s, that’s obviously you talked about the scale, that’s an incredibly inefficient way to communicate. And I think it’s been fun to watch. And certainly I think now what’s happening is not surprising. You know, folks are seeing what some of those FinTech firms have done successfully to connect for customers and then replicating which I think is smart.

April Rudin (33:41):

So you mentioned the market correction. I know that apex runs a quarterly millennial investment outlook how have investment, you know, millennial or next gen investment patterns change over the past year? So what can we learn from 2020? That brings us forward in 2021.

Bill Capuzzi (34:02):

Yeah. So, so we, we, every quarter, we, we look at the data across, you know, we have 13 and a half million customers on our books. You know, we added three and a half million customers since the beginning of this year. So this is massive growth. And it’s predominantly millennials or gen Z, right? Frankly gen Z are frankly the fastest growing cohort of customers on apex as books. And they make up between gen Z and millennials, roughly eight and a half million of the 13 and a half million customers that we service. And so we look at what are they, what are they trading? Like how, how are folks investing? I think there’s a couple interesting things by and large they’ve outperformed the S and P right. In terms of, so they’re not, I know there’s lots of conversations around, you know, heard and, you know, not intelligent. We don’t see that. And I think that that’s interesting. The other thing is there was this concept of, you know, sort of, you know, an old, old phrase by Peter Lynch, which is invest in what, you know and that’s exactly what’s playing out in terms of what millennials and gen Z are investing in. It’s, it’s, you know, we’ve talked before the call about Peloton it’s you know, Snapchat, it’s Tesla, right. It’s Apple, right. It’s the products that they use on a day-to-day basis that consistently stay in the top 10 in terms of that millennial index.

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April Rudin (39:52):

* * * * We’re just gonna wrap up here with one final question. We don’t have a crystal ball here. We’re not going to hold any of you to it. So if you make some forward-looking statements, it’s okay with us here. But maybe you can each share a prediction for, what do you think will be the most important wealth tech trend in 2021? So bill, why don’t we start with you?

Bill Capuzzi (40:47):

Yeah. So it’s funny. I wrote down you almost talking before about how important data is. And I, I totally agree with him on this. And I think it’s part of what’s going to happen. We live in these swim lanes, right. And what I mean by that is we’re in our swim lane related to investing, but what people need is help managing their money. Right. And so when you think about, let’s just take banking and investing, and maybe if you want to add lending, okay, let’s say at lending to the mixed what people need is, is help managing at least those three pieces together. And I think we live in this world of, okay, we’re going to help you invest. But the reality is what people really need is the ability to help manage their money. And so I think, and again, fintechs are pushing here and, you know, the traditional advisory usually follows in suit the concept of connecting the dots between banking, investing and lending, right?

And go back to Ilon’s point about data, the extent that you can use information to start helping people manage their money. Right? So if you look at someone’s banking activity, their investing activity and their lending activity, or you can help start making decisions on how do I fund my son or daughter’s college. That’s coming up in three years, you know, for people that don’t have a lot of money. And I hear this all the times, my washing machine broke today, how do I raise a thousand dollars to pay for a new washing machine? And today those, you know, that person has to think very linearly about their life. And so I think, you know, if you fast forward this connection between at least three, if not four of those verticals, I think is, is going to be really important in terms of helping people manage their financial lives.

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Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star will file a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination that Northern Star intends to file with the SEC, which will include a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.